THE EMERGING MARKETS FLOATING RATE FUND INC.

September 15, 2000

Dear Shareholder:

We are pleased to provide this semi-annual report for The Emerging Markets Floating Rate Fund Inc. ('Fund') as of August 31, 2000. Included is a market commentary, a schedule of the Fund's investments and financial statements for the six months ended August 31, 2000.

The net asset value ('NAV') of the Fund increased from $12.08 per share on February 29, 1999 to $12.47 on August 31, 2000. Dividends from net investment income totaling $0.80 were paid during the six-month period. Assuming the reinvestment of dividends, the Fund returned 10.37% based on NAV for the six months ended August 31, 2000. In comparison, the J.P. Morgan Emerging Markets Bond Index Plus ('EMBI+')(1) returned 11.18% for the same period.

EMERGING MARKETS DEBT

As noted above, emerging markets debt returned 11.18% for the six months ended August 31, 2000, as measured by the EMBI+. The market's returns were driven positively by improving economic fundamentals and rising oil prices and negatively impacted by rising interest rates. Stable technical factors contributed to overall returns by encouraging new investors to enter the market. Russia remains the turnaround story of the year. It has benefited from strong political leadership, high oil prices and the favorable debt restructuring finalized in August with the London Club.(2)

The improved outlook for world economic growth has encouraged investors to increase commitments to emerging markets debt. Economic growth in Asia, an important market for Latin American exports, has contributed to the better tone in emerging markets debt. Evidence of cyclical recoveries in Brazil and Venezuela also improved the outlook for investors. Oil price strength during the period continued to drive many emerging economies. Oil prices ended August at $33.08, up approximately 10% for the period. Russia, Venezuela and Mexico all benefited from rising oil prices.

The U.S. Federal Reserve Board ('Fed') raised interest rates twice during the period, increasing short-term rates by 75 basis points.(3) The Fed adopted this aggressive posture in order to slow the rate of growth of the U.S. economy and keep inflation in check. The Fed continues to maintain an inflationary bias on the economy. Emerging markets debt outperformed other bond markets during this relatively difficult fixed-income environment. For the six months ended
August 31, 2000, the Salomon Smith Barney Broad Investment Grade Bond Index ('SSB BIG Bond Index')(4)

---------
(1) The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.

(2) The London Club is the official group of creditors lending to emerging market governments.

(3) A basis point is 0.01% or one one-hundredth of a percent.

(4) The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.

THE EMERGING MARKETS FLOATING RATE FUND INC.

returned 5.44% while the Salomon Smith Barney High Yield Market Index ('SSB High Yield Market Index')(5) gained 1.00%.

The expectation that U.S. interest rates would continue to rise had a negative impact on emerging markets periodically during the period. This expectation had a greater negative impact than the actual rate increases. The shift to floating currency exchange regimes in a number of emerging countries has reduced the direct impact of U.S. interest rate increases on their economies. Historically, higher U.S. interest rates have been associated with a strengthening U.S. dollar. These interest rate hikes often forced emerging market countries to raise domestic rates to defend their pegged exchange rates. Floating exchange regimes help insulate domestic rates from moves in U.S. rates.

Nonetheless, fears of future interest rate increases impacted returns during March, April and May. It was during this period that the Fed raised overnight rates by 75 basis points. Most notable was the 50-basis-point hike on May 16, 2000, a clear signal that the Fed continues its bias toward tightening. The two subsequent Federal Open Market Committee ('FOMC')(6) meetings in June and August resulted in the federal funds rate ('fed funds rate')(7) remaining constant at 6.50%. The Fed has now raised rates by 175 basis points over the past year. Individual country performance was dominated by Russia, which returned 36.31% during the period. These impressive returns were the result of a variety of important fundamental developments that occurred over the course of the year:

   Vladimir Putin was elected and inaugurated President. Mr. Putin has moved aggressively to reassert federal power over Russia's vast regions.

   Russia successfully concluded a debt restructuring agreement with the London Club of creditors. The Russian government has signed the agreements and the debt exchange closed in August 2000. The terms of the debt exchange were favorable for Russia. Completion of the restructuring will permit Russia to return to the international capital markets.

   Tax collections continued to run ahead of budget levels, leading to a stronger than anticipated fiscal balance.

   Rising oil prices helped expand Russia's hard currency reserve position. Assuming oil prices remain at current levels, Russia will end the year with reserves in excess of $25 billion. This reserve position substantially strengthens Russia's credit quality.

This broad range of events encouraged investors to reassess the outlook for Russia. Russian debt prices reflected this improved outlook.

---------
(5) The SSB High Yield Market Index is an unmanaged broad-based index of high-yield bonds. Please note that an investor cannot invest directly in an index.

(6) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(7) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

THE EMERGING MARKETS FLOATING RATE FUND INC.

Brazil performed in line with the benchmark for the period returning 10.40%. Positive Gross Domestic Product ('GDP')(8) growth, coupled with disciplined expenditure controls, led to very good fiscal results. These improved fiscal results have had a positive impact on Brazilian interest rates and debt levels. The ratio of net public debt to GDP has stabilized at approximately 50%. The appreciation of the Brazilian real in recent months has reduced the local currency value of external and dollar-linked domestic debt. In addition, negotiations with the International Monetary Fund ('IMF') have led to a lowering of the target for foreign reserves, giving the central bank additional flexibility in supporting the local currency. These developments have allowed the Brazilian Central Bank to lower short-term interest rates. The overnight rate has fallen from 45% in early 1999 to 16.50% as of this writing.

There were a number of key political developments in portfolio countries during the past six months. Presidential elections occurred in Mexico, Peru and Venezuela. In Peru and Venezuela the incumbent was re-elected. Peru and Venezuela returned 4.21% and 10.00%, respectively, during the period. In Mexico, the PRI party that had dominated politics for the past 70 years, was defeated as Vicente Fox was elected president by a larger-than-expected margin. This change in Mexico's political order was viewed by the market as a positive development. In addition, Mexico was upgraded by ratings company Moody's Investors Service, Inc. to Baa3, an investment-grade(9) credit rating. Mexico returned 9.93% during the period.

The market closed the month of August with spreads at 650 basis points over U.S. Treasuries, approximately 400 basis points tighter than the year-earlier level adjusted for changes in the composition of Russian securities in the EMBI+. Return volatilities for emerging markets debt also declined over the period. The decline in volatility is a function of reduced leverage in the market coupled with expanded investor interest in the asset class. During the year ended
August 31, 2000, return volatility for the EMBI+ was 8.13%, down substantially from 22.07% for the year earlier period.

The forces that led to strong emerging markets performance over the last two years continue to unfold. With the prospect of continued economic recovery in Latin America and a reduction of political uncertainty in a number of countries, the outlook for the market remains positive. The positive fundamental picture has encouraged investment-grade buyers to broaden commitments to emerging markets.

                                   *  *  *  *

In a continuing effort to provide timely information concerning The Emerging Markets Floating Rate Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST, for the Fund's current NAV, market price and other information regarding the Fund's portfolio holdings and allocations.

---------
(8) GDP is the market value of the goods and services produced by labor and property. GDP is comprised on consumer and government purchases, private domestic investments and net exports of goods and services.

(9) Investment-grade refers to those bonds rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

THE EMERGING MARKETS FLOATING RATE FUND INC.

For information concerning your Emerging Markets Floating Rate Fund stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future.

Sincerely,

William D. Cvengros                              Heath B. McLendon
William D. Cvengros                              Heath B. McLendon
Co-Chairman of the Board                         Co-Chairman of the Board

Peter J. Wilby                                   Thomas K. Flanagan
Peter J. Wilby                                   Thomas K. Flanagan
Executive Vice President                         Executive Vice President

THE EMERGING MARKETS FLOATING RATE FUND INC.
--------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)
August 31, 2000

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------

SOVEREIGN BONDS -- 84.0%
ARGENTINA -- 5.2%
$ 2,900,000         Republic of Argentina, FRB, Series L, 7.375% due
                     3/31/05 (a)................................................  $ 2,668,000
                                                                                  -----------
BRAZIL -- 20.9%
                    Federal Republic of Brazil:
  9,600,000          DCB, Series L, 7.4375% due 4/15/12 (a).....................    7,464,000
  3,709,696          MYDFA, 7.1875% due 4/15/12 (a)(b)..........................    3,324,815
                                                                                  -----------
                                                                                   10,788,815
                                                                                  -----------
BULGARIA -- 8.3%
                    Republic of Bulgaria:
  4,500,000          FLIRB, Series A, 3.000% due 7/28/12 (a)....................    3,470,625
  1,000,000          IAB, 7.750% due 7/28/11 (a)................................      815,000
                                                                                  -----------
                                                                                    4,285,625
                                                                                  -----------
COLOMBIA -- 0.5%
    350,000         Republic of Colombia, 8.375% due 2/15/07....................      237,125
                                                                                  -----------
CROATIA -- 2.9%
  1,636,364         Republic of Croatia, FRB, Series A, 7.750% due
                     7/31/10 (a)................................................    1,521,819
                                                                                  -----------
IVORY COAST -- 3.7%
 10,400,000         Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18 (a)......    1,924,000
                                                                                  -----------
PANAMA -- 5.5%
  3,347,166         Republic of Panama, PDI, 7.750% due 7/17/16 (a)(c)..........    2,828,356
                                                                                  -----------
PERU -- 3.7%
  2,950,000         Republic of Peru, FLIRB, 3.750% due 3/7/17 (a)..............    1,926,719
                                                                                  -----------
RUSSIA -- 16.8%
                    Russia:
                     Federation:
  1,653,011            8.250% due 3/31/10 (a)...................................    1,175,704
 10,875,000            2.250% due 3/31/30 (a)...................................    4,744,219
  3,000,000          Ministry of Finance, 12.750% due 6/24/28...................    2,748,750
                                                                                  -----------
                                                                                    8,668,673
                                                                                  -----------
VENEZUELA -- 16.5%
                    Republic of Venezuela, FLIRB:
  9,333,250          Series A, 7.4375% due 3/31/07 (a)..........................    8,082,011
    499,995          Series B, 7.4375% due 3/31/07 (a)..........................      432,964
                                                                                  -----------
                                                                                    8,514,975
                                                                                  -----------

                    TOTAL SOVEREIGN BONDS (COST -- $42,410,099).................   43,364,107
                                                                                  -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE EMERGING MARKETS FLOATING RATE FUND INC.
--------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)
August 31, 2000

   FACE
  AMOUNT                                      SECURITY                               VALUE
---------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS (d) -- 16.0%
$ 3,294,120         Kingdom of Morocco, Tranche B, 7.750% due 1/1/04
                     (Morgan Stanley Emerging Markets Inc., Merrill
                     Lynch) (a).................................................  $ 3,133,532
                    The People's Democratic Republic of Algeria (Chase
                     Manhattan):
  2,000,000          Tranche 1, 7.1875% due 9/4/06 (a)..........................    1,730,000
  4,150,000          Tranche 3, 7.1875% due 3/4/10 (a)..........................    3,397,813
                                                                                  -----------

                    TOTAL LOAN PARTICIPATIONS (COST -- $5,468,204)..............    8,261,345
                                                                                  -----------

                    TOTAL INVESTMENTS -- 100% (COST -- $47,878,303*)............  $51,625,452
                                                                                  -----------
                                                                                  -----------
---------------------------------------------------------------------------------------------

(a) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

(d) Participation interests were acquired through the financial institutions indicated parenthetically.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------

    DCB    -- Debt Conversion Bond.

    EI     -- Eligible Interest.

    FLIRB  -- Front Loaded Interest Reduction Bond.

    FRB    -- Floating Rate Bond.

    IAB    -- Interest in Arrears Bond.

    PDI    -- Past Due Interest.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE EMERGING MARKETS FLOATING RATE FUND INC.
--------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (unaudited)
August 31, 2000

ASSETS:
   Investments, at value (Cost -- $47,878,303)..............  $51,625,452
   Cash.....................................................      225,338
   Interest receivable......................................    1,427,767
                                                              -----------
   TOTAL ASSETS.............................................   53,278,557
                                                              -----------
LIABILITIES:
   Management fees payable..................................       49,221
   Accrued expenses.........................................       84,919
                                                              -----------
   TOTAL LIABILITIES........................................      134,140
                                                              -----------
   TOTAL NET ASSETS.........................................  $53,144,417
                                                              -----------
                                                              -----------
NET ASSETS:
   Common stock ($0.001 par value, authorized 100,000,000
    shares; 4,261,578 shares outstanding)...................  $     4,262
   Additional paid-in capital...............................   58,959,685
   Overdistributed net investment income....................     (143,042)
   Accumulated net realized loss on investments.............   (9,423,637)
   Net unrealized appreciation of investments...............    3,747,149
                                                              -----------
   TOTAL NET ASSETS.........................................  $53,144,417
                                                              -----------
                                                              -----------
NET ASSET VALUE, PER SHARE ($53,144,417 [div] 4,261,578
 shares)....................................................       $12.47

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE EMERGING MARKETS FLOATING RATE FUND INC.
--------------------------------------
STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended August 31, 2000

INCOME:
   Interest.................................................  $ 3,579,554
                                                              -----------
EXPENSES:
   Management fees (Note 2).................................      280,847
   Audit fees...............................................       29,238
   Transfer agent fees......................................       16,131
   Directors' fees..........................................       15,627
   Shareholder reporting fees...............................       14,013
   Legal fees...............................................       11,594
   Registration fees........................................        7,912
   Custodian fees...........................................        7,058
   Other....................................................        4,298
                                                              -----------
   TOTAL EXPENSES...........................................      386,718
                                                              -----------
NET INVESTMENT INCOME.......................................    3,192,836
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Net Realized Gain From Security Transactions (excluding
    short-term securities):
      Proceeds from sales...................................   39,796,630
      Cost of securities sold...............................   38,484,893
                                                              -----------
   NET REALIZED GAIN........................................    1,311,737
                                                              -----------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period...................................    3,202,713
      End of period.........................................    3,747,149
                                                              -----------
   INCREASE IN NET UNREALIZED APPRECIATION..................      544,436
                                                              -----------
NET GAIN ON INVESTMENTS.....................................    1,856,173
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $ 5,049,009
                                                              -----------
                                                              -----------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

THE EMERGING MARKETS FLOATING RATE FUND INC.
----------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended August 31, 2000 (unaudited) and the Year Ended February 29, 2000

                                                               AUGUST 31    FEBRUARY 29
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income....................................  $ 3,192,836   $ 6,663,262
   Net realized gain (loss).................................    1,311,737    (3,216,886)
   Increase in net unrealized appreciation..................      544,436    11,210,702
                                                              -----------   -----------
   INCREASE IN NET ASSETS FROM OPERATIONS...................    5,049,009    14,657,078
                                                              -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................   (3,384,226)   (6,746,505)
                                                              -----------   -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued for reinvestment of dividends
    (6,216 and 28,847 shares issued, respectively)..........       74,334       332,230
                                                              -----------   -----------
INCREASE IN NET ASSETS......................................    1,739,117     8,242,803
NET ASSETS:
   Beginning of period......................................   51,405,300    43,162,497
                                                              -----------   -----------
   END OF PERIOD (includes undistributed (overdistributed)
    net investment income of $(143,042) and $48,348,
    respectively)...........................................  $53,144,417   $51,405,300
                                                              -----------   -----------
                                                              -----------   -----------

---------------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.


THE EMERGING MARKETS FLOATING RATE FUND INC.
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Floating Rate Fund Inc. ('Fund') was incorporated in Maryland on January 21, 1994 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 25, 1994. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of floating rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(a) SECURITIES VALUATION. In valuing the Fund's assets, all securities for which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales price on such date and bid and asked quotations are available, and (iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price at the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available and all other securities and assets are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on sale of investments.

(c) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all, or substantially all, of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

THE EMERGING MARKETS FLOATING RATE FUND INC.
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

(d) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

(e) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

NOTE 2. MANAGEMENT AND ADVISORY FEES AND OTHER TRANSACTIONS

The Fund has entered into a management agreement with PIMCO Advisors L.P. ('Investment Manager'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The management agreement was transferred to the Investment Manager from Value Advisors LLC, a subsidiary of the Investment Manager, on November 2, 1999.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Advisor'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Advisor provides investment advisory and administrative services to the Fund. The Investment Advisor is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making

THE EMERGING MARKETS FLOATING RATE FUND INC.
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Advisor a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

The Investment Advisor has delegated certain administrative responsibilities to SSB Citi Fund Management LLC ('SSBC'), an affiliate of the Investment Advisor pursuant to a Sub-Administration Agreement between the Investment Advisor and SSBC.

At August 31, 2000, the Investment Advisor owned 4,230 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Advisor.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

For the six months ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases...................................................  $53,781,932
                                                              -----------
                                                              -----------
Sales.......................................................  $39,796,630
                                                              -----------
                                                              -----------

At August 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $ 5,742,713
Gross unrealized depreciation...............................   (1,995,564)
                                                              -----------
Net unrealized appreciation.................................  $ 3,747,149
                                                              -----------
                                                              -----------

NOTE 4. LOAN PARTICIPATIONS

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in the loan.

THE EMERGING MARKETS FLOATING RATE FUND INC.
---------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Fund may have difficulty disposing of participations because the market for such instruments is not highly liquid.

At August 31, 2000, the Fund held loan participations with a total cost of $5,468,204.

NOTE 5. CREDIT AND MARKET RISK

The yields on emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At August 31, 2000, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

NOTE 6. DIVIDENDS SUBSEQUENT TO AUGUST 31, 2000

Subsequent to August 31, 2000, the Board of Directors of the Fund declared dividends of $0.1325 per common share payable September 29, 2000 and October 27, 2000 to shareholders of record on September 12, 2000 and October 17, 2000, respectively.

NOTE 7. CAPITAL LOSS CARRYFORWARD

At February 29, 2000, the Fund had, for Federal income tax purposes, approximately $10,735,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on February 28 of the year indicated:

                                                                 2007         2008         TOTAL
                                                                 ----         ----         -----
Carryforward Amounts........................................  $6,104,000   $4,631,000   $10,735,000

THE EMERGING MARKETS FLOATING RATE FUND INC.
----------------------------------
FINANCIAL HIGHLIGHTS
Data for a share of common stock outstanding throughout each year shown below, except where noted:

                                    AUG. 31,     FEB. 29,     FEB. 26,     FEB. 27,     FEB. 28,     FEB. 29,
                                    2000(1)        2000         1999         1998         1997         1996
-------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 12.08      $ 10.21      $ 15.55      $ 16.71      $ 13.66      $ 11.92
                                    -------      -------      --------     -------      -------      -------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income............     0.75         1.57         1.62         1.51         1.56         1.66
 Net realized and unrealized
   gain (loss)....................     0.44         1.89        (5.09)        0.07         3.10         1.75
                                    -------      -------      --------     -------      -------      -------
Total Income (Loss) From
 Operations.......................     1.19         3.46        (3.47)        1.58         4.66         3.41
                                    -------      -------      --------     -------      -------      -------
LESS DISTRIBUTIONS FROM:
 Net investment income............    (0.80)       (1.59)       (1.59)       (1.53)       (1.61)       (1.67)
 Net realized gains...............       --           --        (0.28)       (1.21)          --           --
                                    -------      -------      --------     -------      -------      -------

Total Distributions...............    (0.80)       (1.59)       (1.87)       (2.74)       (1.61)       (1.67)
                                    -------      -------      --------     -------      -------      -------

NET ASSET VALUE, END OF PERIOD....  $ 12.47      $ 12.08      $ 10.21      $ 15.55      $ 16.71      $ 13.66
                                    -------      -------      --------     -------      -------      -------
                                    -------      -------      --------     -------      -------      -------

MARKET VALUE, END OF PERIOD.......  $12.875      $ 11.00      $12.1875     $ 16.50      $17.125      $ 13.75
                                    -------      -------      --------     -------      -------      -------
                                    -------      -------      --------     -------      -------      -------

TOTAL RETURN,
 BASED ON MARKET VALUE(2).........    25.19%'DD'    3.74%      (13.64)%      14.04%       38.28%       33.31%

NET ASSETS, END OF
 PERIOD (000S)....................  $53,144      $51,405      $43,162      $65,142      $69,651      $56,631

RATIOS TO AVERAGE NET ASSETS:
 Expenses.........................     1.51%'D'     1.51%        1.58%        1.49%        1.52%        1.65%
 Net investment income............    12.44%'D'    14.02%       12.95%        9.19%       10.28%       12.99%

PORTFOLIO TURNOVER RATE...........       84%         172%         163%         214%         120%          70%
-------------------------------------------------------------------------------------------------------------

(1)   For the six months ended August 31, 2000 (unaudited).

(2) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. For purposes of this calculation, dividends are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.

 'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D'  Annualized.

THE EMERGING MARKETS FLOATING RATE FUND INC.
--------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION (unaudited)

                                                                                         NET REALIZED &
                                                                 NET INVESTMENT            UNREALIZED
                                                                     INCOME               GAIN (LOSS)
                                                              ---------------------   --------------------
QUARTERS ENDED(a)                                             TOTAL     PER SHARE      TOTAL     PER SHARE
----------------------------------------------------------------------------------------------------------

May 29, 1998................................................  $1,638      $0.39       $ (2,338)   $(0.56)
August 31, 1998.............................................   1,761       0.42        (22,937)    (5.45)
November 30, 1998...........................................   1,723       0.41          7,769      1.85
February 26, 1999...........................................   1,694       0.40         (3,885)    (0.93)
May 28, 1999................................................   1,700       0.40          1,989      0.47
August 31, 1999.............................................   1,597       0.38           (787)    (0.18)
November 30, 1999...........................................   1,630       0.38          3,703      0.87
February 29, 2000...........................................   1,736       0.41          3,089      0.73
May 31, 2000................................................   1,535       0.36         (2,986)    (0.70)
August 31, 2000.............................................   1,658       0.39          4,843      1.14
----------------------------------------------------------------------------------------------------------

 (a) Totals expressed in thousands of dollars except per share amounts.

THE EMERGING MARKETS FLOATING RATE FUND INC.
-------------------------------
OTHER INFORMATION (unaudited)

Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the 'Year 2000' issue). It is still possible that some computer systems could malfunction in the future because of the year 2000 issue or as a result of actions taken to address the Year 2000 issue. The Investment Adviser does not anticipate that its services or those of the Fund's other service providers will be adversely affected, but the Investment Adviser will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

THE EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited)

1. Each shareholder initially purchasing shares of common stock ('Shares') of The Emerging Markets Floating Rate Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4

THE EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance

THE EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a brokerage commission for this transaction from the proceeds.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the

THE EMERGING MARKETS FLOATING RATE FUND INC.
------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                     (This Page Intentionally Left Blank.)

                     (This Page Intentionally Left Blank.)

THE EMERGING MARKETS FLOATING RATE FUND INC.

DIRECTORS

CHARLES F. BARBER
    Consultant; formerly Chairman,
    ASARCO Inc.

WILLIAM D. CVENGROS
    Co-Chairman of the Board;
    Chief Executive Officer and
    President of Value Advisors LLC and
    President of PIMCO Advisors L.P.

LESLIE H. GELB
    President, The Council on
    Foreign Relations

HEATH B. MCLENDON
    Co-Chairman of the Board;
    Managing Director, Salomon Smith Barney Inc.; President and Director, SSB Citi Fund
    Management LLC and Travelers
    Investment Advisers, Inc.

RIORDAN ROETT
    Professor and Director,
    Latin American Studies Program,
    Paul H. Nitze School of Advanced
    International Studies,
    Johns Hopkins University

JESWALD W. SALACUSE
    Henry J. Braker Professor of Commercial
    Law, and formerly Dean, The Fletcher
    School of Law & Diplomacy
    Tufts University

OFFICERS

WILLIAM D. CVENGROS
    Co-Chairman of the Board

HEATH B. MCLENDON
    Co-Chairman of the Board

STEPHEN J. TREADWAY
    President

LEWIS E. DAIDONE
    Executive Vice President and Treasurer

THOMAS K. FLANAGAN
    Executive Vice President

NEWTON B. SCHOTT
    Executive Vice President

PETER J. WILBY
    Executive Vice President

ANTHONY PACE
    Controller

CHRISTINA T. SYDOR
    Secretary

THE EMERGING MARKETS
FLOATING RATE FUND INC.
    7 World Trade Center
    New York, New York 10048

    TELEPHONE
     1-888-777-0102

INVESTMENT MANAGER
    PIMCO Advisors L.P.
    800 Newport Center Drive
    Suite 100
    Newport Beach, California 92660

INVESTMENT ADVISOR
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

CUSTODIAN
    The Chase Manhattan Bank
    Four Metrotech Center
    Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
    American Stock Transfer & Trust Company
    40 Wall Street
    New York, New York 10005

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
    EFL

THE EMERGING MARKETS
FLOATING RATE FUND INC.


SEMI-ANNUAL REPORT
AUGUST 31, 2000

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005


---------------------
     BULK RATE
   U.S. POSTAGE
        PAID
 STATEN ISLAND, NY
     PERMIT No.
         169
---------------------

EFLSEMI 8/00


                          STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.................................  'D'
The double dagger symbol shall be expressed as.......................... 'DD'
The division sign shall be expressed as.................................[div]